DEALER AGREEMENT
                   Effective: December 1, 1994

  Franklin/Templeton Distributors, Inc. - Principal Underwriter
         777 Mariners Island Blvd., San Mateo, CA 94404
     700 Central Avenue, St. Petersburg, Florida 33701-3628

           Franklin Divisions Franklin Group of Funds
         777 Mariners Island Blvd., San Mateo, CA 94404
                   415/312-2000   800/632-2350

      500 5th Avenue, 55th Floor, New York, NY 212/869-1776

          Templeton Divisions Templeton Group of Funds
     700 Central Avenue, St. Petersburg, Florida 33701-3628
                   813/823-8712   800/237-0738

  Franklin/Templeton Distributors, Inc., as Principal
Underwriter for the funds in the Franklin Group of Funds and the Templeton Group of Funds, invites the dealer indicated below (hereafter "you" or "dealer") to participate in the distribution of the shares of any or all funds for which we now, or in the future, serve as principal underwriter (together, hereafter referred to as "we," "our," "us"), subject to the terms set forth below (this "Agreement"). The funds are collectively referred to herein as the "Funds" and listed in the Appendix. This Agreement is cumulative and supersedes any agreement in effect prior to the effective date listed above. Your first trade after receipt of this Agreement shall constitute your acceptance of its term.

  1. You represent that you are a member in good standing of the National Association of Securities Dealers, Inc. ("NASD") and are presently licensed to the extent necessary by the appropriate regulatory agency of each state in which you will offer and sell shares of the Funds. You agree that termination or suspension of such membership with the NASD, or of your license to do business by any state or federal regulatory agency, at any time shall require you to notify us of such action and shall terminate or suspend this Agreement forthwith; or, if you are not a member of the NASD but are a dealer subject to the laws of a foreign country, you agree to conform to the rules of fair practice of such association. This Agreement is in all respects subject to Rule 26 of the Rules of Fair Practice of the NASD which shall control any provision to the contrary in this Agreement.

  2. You are to offer and sell shares of each Fund only at the public offering price which shall then be currently in effect. The procedures relating to all orders and the handling of them shall be subject to the terms of the then current prospectus and statement of additional information (hereafter, the "prospectus") and new account application, including amendments, for each such Fund, and our written instructions from time to time.

  3. You agree:

  (a) To act as principal, or as agent on behalf of your customers, in all transactions in shares of the Funds except as provided in paragraph 4 hereof. You shall not have any authority to act as agent for the issuer (the Funds), for the Principal Underwriter, or for any other dealer in any respect, nor will you represent to any third party that you have such authority or are acting in such capacity.

  (b)  To purchase shares only from us or from your customers.

  (c) To enter orders for the purchase of shares of the Funds only from us and only for the purpose of covering purchase orders you have already received from your customers or for your own bona fide investment.

  (d) To maintain records of all sales and redemptions of shares made through you and to furnish us with copies of such records on request.

  (e) To distribute prospectuses and reports to your customers in compliance with the applicable requirements, except to the extent that we expressly undertake to do so on your behalf.

  (f) That you will not withhold placing customers' orders for shares so as to profit yourself as a result of such withholding or place orders for shares in amounts just below the point at which sales charges are reduced so as to benefit from a higher sales charge applicable to an amount below the breakpoint.

  (g) That if any shares confirmed to you hereunder are repurchased or redeemed by any of the Funds within seven business days after such confirmation of your original order, you shall forthwith refund to us the full concession allowed to you on such orders. We shall forthwith pay to the appropriate Fund our share, if any, of the "charge" on the original sale and shall also pay to such Fund the refund from you as herein provided. We shall notify you of such repurchase or redemption within ten days from the date of settlement. Termination or cancellation of this Agreement shall not relieve you or us from the requirements of this subparagraph.

  (h) That if payment for the shares purchased is not received within the time customary for such payment, the sale may be cancelled forthwith without any responsibility or liability on our part or on the part of the Funds, or at our option, we may sell the shares ordered back to the Funds, in which latter case we may hold you responsible for any loss to the Fund or loss of profit suffered by us resulting from your failure to make payment as aforesaid. We shall have no liability for any check or other item returned unpaid to you after you have paid us on behalf of a purchaser. We may refuse to liquidate the investment unless we receive the purchaser's signed authorization for the liquidation.

  (i) That you shall assume responsibility for any loss to a Fund(s) caused by a correction made subsequent to trade date, provided such correction was not based on any error, omission or negligence on our part, and that you will immediately pay such loss to the Fund(s) upon notification.

  (j) That if on a redemption which you have ordered, instructions in proper form, including outstanding certificates are not received within the time customary, the redemption may be cancelled forthwith without any responsibility or liability on our part or on the part of any Fund, or at our option, we may buy the shares redeemed on behalf of the Fund, in which latter case we may hold you responsible for any loss to the Fund or loss of profit suffered by us resulting from your failure to settle the redemption.

  4. In connection with orders for the purchase of shares on behalf of an Individual Retirement Account, Self-Employed Retirement Plan or other retirement accounts, by mail, telephone, or wire, you shall act as agent for the custodian or trustee of such plans (solely with respect to the time of receipt of the application and payments) and shall not place such order until you have received from your customer payment for such purchase and, if such purchase represents the first contribution to such a plan, the completed documents necessary to establish the plan. You agree to indemnify us and Franklin Trust Company and/or Templeton Funds Trust Company as applicable for any claim, loss, or liability resulting from incorrect investment instructions received from you which cause a tax liability or other tax penalty.

  5. We will not accept from you any conditional orders for shares of any of the Funds. Delivery of certificates for shares purchased shall be made by the Funds only against constructive receipt of the purchase price, subject to deduction for your concession and our portion of the sales charge, if any, on such sale. No certificates will be issued unless specifically requested.

  6. On each purchase of shares by you from us, the total sales charges and your dealer concessions shall be as stated in each Fund's then current prospectus, subject to NASD rules and applicable state and federal laws. Such sales charges and dealer concessions are subject to reductions under a variety of circumstances as described in the Funds' prospectuses. To obtain these reductions, we must be notified when the sale takes place which would qualify for the reduced charge. Sales charges on the reinvestment of income dividends shall be allocated as stated in each Fund's then current prospectus. If you fail to notify us of the applicability of a reduction in the sales charge at the time the trade is placed, neither we nor any of the Funds will be liable for amounts necessary to reimburse any investor for the reduction which should have been effected.

  7. Redemptions or repurchases of shares will be made at the net asset value of such shares in accordance with the current prospectuses. Except as permitted by applicable law, you agree not to purchase any shares from your customers at a price lower than the redemption or repurchase prices then computed by the Funds. You shall, however, be permitted to sell shares for the account of the record owner to the Funds at the repurchase price then currently in effect for such shares and may charge the owner a fair commission for handling the transaction.

  8. Telephone exchange orders will be effective only for shares in plan balance (uncertificated shares) or for which share certificates have been previously deposited and may be subject to a $5 exchange fee as discussed in the prospectus. You may charge the shareholder a fair commission for handling an exchange transaction. Exchanges from a Fund sold with no sales charge to a Fund which carries a sales charge, and exchanges from a Fund sold with a sales charge to a Fund which carries a higher sales charge may be subject to a sales charge in accordance with the terms of each Fund's prospectus.

  9. All orders are subject to acceptance by us and become effective only upon confirmation by us. If required by law, each transaction shall be confirmed in writing on a fully disclosed basis and if confirmed by us, a copy of each confirmation shall be sent simultaneously to you if you so request. All sales are made subject to receipt of shares by us from the Funds. We reserve the right in our discretion, without notice, to suspend the sale of shares or withdraw the offering of shares entirely. Telephone orders will be effected at the price(s) next computed on the day they are received from you if, as set forth in each Fund's current prospectus, they are received prior to the time the price of its shares is calculated. Orders received after that time will be effected at the price(s) computed on the next business day. Orders for the purchase of 100,000 shares or more of any of the Funds will be effected at an offering price calculated to four decimal places. All orders must be accompanied by payment in U.S. dollars. Orders payable by check must be drawn payable in U.S. dollars on a U.S. bank, for the full amount of the investment.

  10. With respect to Funds offering both shares subject to a front-end sales charge ("Class A Shares") and shares subject to a contingent deferred sales charge ("Class B Shares"), you shall conform to our written compliance standards as we may from time to time provide to you in the future.

  11. You are also invited to participate in the distribution of shares of certain of the Funds which, although sold without or at a reduced sales charge, have adopted a Plan ("Plan Funds") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Plans"). Pursuant to such Plans, to the extent you provide services as specified more fully in or in an attachment to a service agreement between you and the Principal Underwriter, in the promotion of shares of such Plan Funds, you shall be paid a fee as provided for and in effect at any particular time as set forth in the prospectuses for the Plan Funds which have such Plans.

  We shall furnish to the Board of Directors of the Plan Funds, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

  The Plans and provisions of any Agreement relating to such Plans must be approved annually by a vote of the Plan Funds' Directors, including such persons who are not interested persons of the Plan Funds and who have no financial interest in the Plans or any related agreement ("Rule 12b-1 Directors"). The Plans or the provisions of this Agreement relating to such Plans may be terminated at any time by the vote of a majority of the Plan Funds' Boards of Directors, including Rule 12b-1 Directors, or by a vote of a majority of the outstanding shares of the Plan Funds, on sixty (60) days' written notice, without payment of any penalty. The Plans or the provisions of this Agreement may also be terminated by any act that terminates the Underwriting Agreement between us and the Plan Funds, and/or the management agreement between Franklin Advisers, Inc. or Templeton, Galbraith & Hansberger Ltd. or their affiliates and the Plan Funds. In the event of the termination of the Plans for any reason, the provisions of this Agreement relating to the Plans will also terminate.

  Continuation of the Plans and provisions of this Agreement relating to such Plans are conditioned on Rule 12b-1 Directors being ultimately responsible for selecting and nominating any new
Rule 12b-1 Directors.

  Under Rule 12b-1, Directors of any of the Plan Funds have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued.

  Parties to this Agreement who provide services to Plan Funds in the promotion of shares of such Funds should be aware that under Rule 12b-1 Plan Funds are permitted to implement or continue Plans or the provisions of this Agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the board is able to conclude that the Plans will benefit the Plan Funds. Absent such yearly determination the Plans and the provisions of this Agreement relating to the Plans must be terminated as set forth above.

  You agree to waive payment of any amounts payable to you by us under a Fund's Plan of Distribution pursuant to Rule 12b-1 until such time as we are in receipt of such fee from the Fund.

  The provisions of the management agreement between the Plan Funds and Franklin Advisers, Inc. or Templeton, Galbraith & Hansberger Ltd. and its affiliates, and/or of the Underwriting Agreement between the Plan Funds and us, insofar as they relate to Plans, are incorporated herein by reference, and shall control in the event of any inconsistency.

  12. We shall have no responsibility for the qualification of, manner of sale, or status of persons selling shares of the Funds under the laws regulating the sale of securities in any U.S. or foreign jurisdiction. We shall not, in any event, be liable or responsible for the issue, form, validity, enforceability and value of such shares or for any matter in connection therewith, and no obligation not expressly assumed by us in this Agreement shall be implied. Nothing in this Agreement, however, shall be deemed to be a condition, stipulation or provision binding any person acquiring any security to waive compliance with any provision of the Securities Act of 1933, or of the rules and regulations of the Securities and Exchange Commission, or to relieve the parties hereto from any liability arising under the Securities Act of 1933.

  13. If it is necessary to register or qualify the shares in any foreign jurisdictions in which you intend to offer the shares, it will be your responsibility to arrange for and to pay the costs of such registration or qualification; prior to any such registration or qualification you will notify us of your intent and of any limitations that might be imposed on the Funds and you agree not to proceed with such registration or qualification without the written consent of the Funds and of ourselves.

  14. No person is authorized to give any information or make any representations concerning shares of the Funds except those contained in the current prospectus, or statement of additional information issued by the Fund or by us as information supplemental to such prospectus or statement of additional information. We will supply prospectuses, reasonable quantities of supplemental sale literature, sales bulletins, and additional information as issued. You agree not to use other advertising or sales material relating to the Funds except that which (a) conforms to the requirements of any applicable laws or regulations of any government or authorized agency in the U.S. or any other country, having jurisdiction over the offering or sale of shares of the Funds, and (b) is approved in writing by us in advance of such use. Such approval may be withdrawn by us in whole or in part upon notice to you, and you shall, upon receipt of such notice, immediately discontinue the use of such sales literature, sales material and advertising. You are not authorized to modify or translate any such materials without our prior written consent.

  15. You further agree to indemnify, defend and hold harmless the Principal Underwriter, the Funds, their officers, directors and employees from any and all losses, claims, liabilities and expenses whether or not resulting in any liability to any of them including, but not limited to, violations of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, or any rule or regulation of any government or authorized agency, in the U.S. or any other country, having jurisdiction over the sale of shares made by you, arising out of the offer and sale by you of shares of the Funds pursuant to this Agreement, any redemption or exchange pursuant to telephone instructions received from you or your agent or employees, or arising out of the breach by you of any of the terms and conditions of this Agreement.

  16. Each party to this Agreement may cancel its participation in this Agreement by giving written notice to the other parties. Such notice shall be deemed to have been given and to be effective on the date on which it was either delivered personally to the other parties or any officer or member thereof, or was mailed postpaid or delivered to a telegraph office for transmission to the other parties at their address as shown herein. This Agreement shall terminate immediately upon the appointment of a Trustee under the Securities Investor Protection Act or any other act of insolvency by you. The termination of this Agreement by any of the foregoing means shall have no effect upon transactions entered into prior to the effective date of termination. A trade placed by you subsequent to your voluntary termination of the Agreement will not serve to reinstate the Agreement. Reinstatement, except in the case of a temporary suspension of a dealer will only be effective upon written notification by us. This Agreement may be amended by us at any time by written notice to you and your placing of an order after the effective date and receipt of notice of any such Amendment shall constitute your acceptance thereof.

  17. Should any of your concession accounts with us have a debit balance, we may offset and recover the amount owed from any other account you have with us, without notice or demand to you. In the event of a dispute concerning any provision of this Agreement, either party may require the dispute to be submitted to binding arbitration under the commercial arbitration rules of the NASD or the American Arbitration Association. Judgment upon any arbitration award may be entered by any state or federal court having jurisdiction. This Agreement shall be construed in accordance with the laws of the State of California, not including any provision which would require the general application of the law of another jurisdiction, and shall be binding upon the parties hereto when signed by us and accepted by you, either by your signature in the space provided below or by your first trade entered after receipt of this Agreement.

Date:

FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

By:

(Signature)

Name:

Title:

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo, CA 94403-7777
(415) 312/2000
Dealer Services - 800-524-4040
Order Room - 800-227-5041

700 Central Avenue
St. Petersburg, Florida 33701-3628
(813) 823/8712
Account Information - 800-354-9191
Switchboard - 800-237-0738



DEALER

(Firm's name)

By:

(Signature)

Name:

Title:

Address:

Telephone:

NASD CRD #

APPENDIX

Revised as of December 1, 1994

  Franklin/Templeton Distributors, Inc. ("FTDI") serves as principal underwriter for the following Funds:

  AGE High Income Fund, Inc., Franklin Balance Sheet Investment Fund, Franklin California Tax-Free Income Fund, Inc., Franklin California Tax-Free Trust, Franklin Custodian Funds, Inc., Franklin Equity Fund, Franklin Federal Tax-Free Income Fund, Franklin Gold Fund, Franklin International Trust, Franklin Investors Securities Trust, Franklin Managed Trust, Franklin Municipal Securities Trust, Franklin New York Tax-Free Trust, Franklin New York Tax-Free Income Fund, Inc., Franklin Premier Return Fund, Franklin Strategic Series, Franklin Tax-Advantaged High Yield Securities Fund, Franklin Tax-Advantaged International Bond Fund, Franklin Tax-Advantaged U.S. Government Securities Fund, Franklin Tax-Free Trust, Franklin Strategic Mortgage Portfolio, Franklin/Templeton Global Trust, Franklin Real Estate Securities Fund, all Franklin Money Market Funds, Institutional Fiduciary Trust, Templeton Growth Fund, Inc., Templeton World Fund, Templeton Foreign Fund, Templeton Smaller Companies Growth Fund, Inc., Templeton Global Opportunities Trust, Templeton Developing Markets Trust, Templeton American Trust, Inc., Templeton Real Estate Securities Fund, Templeton Income Fund, Templeton Money Fund, Templeton Institutional Funds, Inc. (Foreign Equity Series, Growth Series, Global Fixed Income Series, Emerging Market Series and Foreign Equity (South Africa
Free) Series), Templeton Global Rising Dividends Fund, Templeton Global Infrastructure Fund, Templeton Americas Government Securities Fund, Franklin/Templeton Japan Fund, and Templeton Variable Products Series Funds (Templeton Bond Fund, Templeton Asset Allocation Fund, Templeton Stock Fund, Templeton Money Market Fund and Templeton International Fund).The following information will assist FTDI in accurately identifying and reporting the source of sales made by you under the Agreement. Compliance is voluntary but strongly encouraged. The information being requested will be used by FTDI solely in connection with its business as principal underwriter under the Agreement.

  1. Nature of Firm's Business

  Please indicate how you would best describe the nature of your firm's business with FTDI, and if you clear for others, how you would best describe the business of the firms you clear for (check all that apply):

       Firm's Clear Business For

               Clearing agent for other firms

               National Broker/Dealer

               Regional Broker/Dealer

               Independent Financial Planner

               Financial Planning Broker/Dealer

               Bank

               Bank Affiliated

               Insurance Company

               Foreign Broker/Dealer

               Other, please describe ______________

  2. Branch and Rep Listings

  You agree to provide FTDI with certain information including the names and addresses of your registered representatives and their representative numbers and branch locations. You also agree to update FTDI with changes to this information on a regular and frequent basis. FTDI agrees not to sell, in whole or in part, this information nor disclose such information except for regulatory purposes, servicing of accounts, or informational, or other mailings which are in the normal course of FTDI or its affiliates' business, or where such disclosure may otherwise be required by law or by any regulatory agency having jurisdiction over FTDI's or its affiliates' business.

Back Office Contact

(The person to contact for branch and rep listings)

By:

(Same as signature on agreement above)

95.89/104 (10/94)

  MUTUAL FUND PURCHASE AND SALES AGREEMENT FOR ACCOUNT OF BANK
                            CUSTOMERS
                   Effective: December 1, 1994

  Franklin/Templeton Distributors, Inc. - Principal Underwriter
   777 Mariners Island Blvd., San Mateo, CA 94404 700 Central
           Avenue, St. Petersburg, Florida 33701-3628

           Franklin Divisions Franklin Group of Funds
         777 Mariners Island Blvd., San Mateo, CA 94404
                   415/312-2000 - 800/632-2350

      500 5th Avenue, 55th Floor, New York, NY 212/869-1776

          Templeton Divisions Templeton Group of Funds
     700 Central Avenue, St. Petersburg, Florida 33701-3628
                   813/823-8712 - 800/237-0738

1.   INTRODUCTION

This Agreement is entered into as of the date given on the signature page. The parties to this Agreement are the bank identified on that page ("Bank"), and Franklin/Templeton Distributors, Inc. ("FTDI" or "we," "us"), in its capacity as principal underwriter for any registered investment companies ("Fund(s)") which comprise the Franklin Group of Funds and the Templeton Group of Funds, respectively, now or in the future. The Appendix contains a current list of the Funds. The purpose of this Agreement is to set forth the terms and conditions under which FTDI will execute purchases and sales (redemptions) of Fund shares ("Transaction(s)") at the request of Bank upon the order and for the account of Bank's customers ("Customer(s)").

2.   REPRESENTATIONS AND WARRANTIES OF BANK

Bank warrants and represents to FTDI and the Funds that:

a) Bank is a "bank" as defined in Section 3(a)(6) of the Securities and Exchange Act of 1934, as amended (the "34
     Act"):

     "The term 'bank' means (A) a banking institution organized under the laws of the United States, (B) a member bank of the Federal Reserve System, (C) any other banking institution, whether incorporated or not, doing business under the law of any State or of the United States, a substantial portion of the business of which consists of receiving deposits or exercising a fiduciary power similar to those permitted to national banks under the authority of the Comptroller of the Currency pursuant to the first section of Public Law 87-722 (12 U.S.C. 92a), and which is supervised and examined by State or Federal authority having supervision over banks, and which is not operated for the purpose of evading the provisions of this title, and (D) a receiver, conservator, or other liquidating agent of any institution or firm included in clauses (A), (B) or (C) of this paragraph."

b) Bank is authorized to enter into this Agreement, and Bank's performance of its obligations and receipt of consideration under this Agreement will not violate any law, regulation, charter, agreement, or regulatory restriction to which Bank is subject.

c) Bank has received all regulatory agency approvals and taken all legal and other steps necessary for offering the services Bank will provide to Customers in connection with this Agreement.

3.   REPRESENTATIONS AND WARRANTIES OF THE PRINCIPAL UNDERWRITER

FTDI warrants and represents to Bank that:

a)   FTDI is a broker/dealer registered under the '34 Act.

b)   FTDI is the principal underwriters of the Funds.

4.   COVENANTS OF BANK

For each Transaction under this Agreement, Bank will:

a)   be authorized to engage in the Transaction;

b)   act as agent for the Customer;

c) act solely at the request of and for the account of the Customer;

d) not submit an order unless Bank has already received the order from the Customer;

e) not submit a purchase order unless Bank has already delivered to the Customer a copy of the then current prospectus for the Fund(s) whose shares are to be purchased;

f) not withhold placing any Customer's order for the purpose of profiting from the delay;

g) have no beneficial ownership of the securities in any purchase Transaction (the Customer will have the full beneficial ownership), unless Bank is the Customer (in which case, Bank will not engage in the Transaction unless the Transaction is legally permissible for Bank); and

h) not accept or withhold any Fee otherwise allowed under Sections 5(d) and (e) of this Agreement, if prohibited by the Employee Retirement Income Security Act ("ERISA") or trust or similar laws to which Bank is subject, in the case of Transactions involving retirement plans, trusts, or similar accounts.

i) maintain records of all sales and redemptions of shares made through you and to furnish us with copies of such records on request.

j) distribute prospectuses, statements of additional information and reports to your customers in compliance with the applicable requirements, except to the extent that we expressly undertake to do so on your behalf.

While this Agreement is in effect, Bank will:

k) not purchase any shares from any person at a price lower than the redemption price then quoted by the applicable
     Fund;

l) repay FTDI the full Fee received by Bank under Sections 5(d) and (e) of this Agreement, for any shares purchased under this Agreement which are repurchased by the Fund within 7 business days after the purchase (in turn, FTDI shall pay to the Fund the amount repaid by Bank. FTDI will notify Bank of any such repurchase within 10 days.);

m) in connection with any Transaction on behalf of an Individual Retirement Account, Self-Employed Retirement Plan or other retirement accounts for which Franklin Trust Company ("FTC") or Templeton Funds Trust Company ("TFTC"), is the trustee or custodian, (i) act as agent for FTC or TFTC, for the sole purpose of the receipt of applications and contributions, and in that regard, solely with respect to the establishment of the date the application or contribution is received by the custodian or trustee, (ii) not place any such order until Bank has received payment along with any required plan documents, fully completed and executed, and (iii) hold harmless, indemnify, and defend FTDI, the Funds, FTC and TFTC from any claim, loss, or liability, resulting directly or indirectly, in whole or in part, from Bank's actions as agent;

n) be responsible for compliance with all laws and regulations, including those of the applicable federal and state bank regulatory authorities, with regard to Bank and Bank's
     Customers; and

o) immediately notify FTDI in writing at the address given below, should Bank cease to be a bank as set forth in
     Section 2(a) of this Agreement.

5.   TERMS AND CONDITIONS FOR TRANSACTIONS

a)   Price

     Transaction orders received from Bank will be accepted only at the public offering price and in compliance with procedures applicable to each order as set forth in the then current prospectus for the applicable Fund. All orders must be accompanied by payment in U.S. dollars. Orders payable by check must be drawn payable in U.S. dollars on a U.S. bank, for the full amount of the investment. All sales are made subject to receipt of shares by us from the Funds. We reserve the right in our discretion, without notice, to suspend the sale of shares or withdraw the offering of shares entirely.

     Orders for the purchase of 100,000 or more shares of a Fund will be effected at an offering price calculated to 4 decimal places.

b)   Orders and Confirmations

     Transaction orders shall be made using the procedures and forms required by FTDI from time to time. Orders received on any business day after the time for calculating the price of Fund shares as set forth in each Fund's current prospectus will be effected at the price determined on the next business day. A written confirming statement will be sent to Bank and to Customer upon settlement of each Transaction. With respect to Funds offering both shares subject to a front-end and sales charge ("Class A Shares") and shares subject to a contingent deferred sales charge ("Class B Shares"), you shall conform to our written compliance standards as we may from time to time provide to you in the future.

c)   FTDI's Discretion and Transfer Agent's Requirements

     All purchase orders are subject to acceptance or rejection by FTDI and/or the Fund at their sole discretion. All
     Transactions are subject to the then current requirements of the Funds' transfer agent.

d)   Payments by Bank for Purchases

     On the settlement date for each purchase, Bank shall either
     (i) remit the full purchase price by wire transfer to an account designated by FTDI, or (ii) following FTDI's procedures, wire the purchase price less the Fee allowed by
     Section 5(e) of this Agreement. Twice monthly, FTDI will pay Bank Fees not previously paid to or withheld by Bank. Each calendar month, FTDI, as applicable, will prepare and mail an activity statement summarizing all Transactions.

e)   Fee

     Where permitted by the prospectus for each Fund, a charge, concession, or fee ("Fee") may be paid to Bank, related to services provided by Bank in connection with Transactions. The amount of the Fee, if any, is set by the relevant prospectus. Adjustments in the Fee are available for certain volume purchases, and Bank is solely responsible for notifying FTDI when any purchase order is qualified for such an adjustment.

f) Certain of the Funds which, although sold without or at a reduced sales charge, have adopted a Plan ("Plan Funds") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Plans"). Pursuant to such Plans, to the extent you provide services as specified more fully in or in an attachment to a service agreement between you and the principal underwriter, in the promotion of shares of such Plan Funds, you shall be paid a fee as provided for and in effect at any particular time as set forth in the prospectuses and statements of additional information for the Plan Funds which have such Plans.

     We shall furnish to the Board of Directors of the Plan
     Funds, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

     The Plans and provisions of any Agreement relating to such Plans must be approved annually by a vote of the Plan Funds' Directors, including such persons who are not interested persons of the Plan Funds and who have no financial interest in the Plans or any related agreement ("Rule 12b-1 Directors"). The Plans or the provisions of this Agreement relating to such Plans may be terminated at any time by the vote of a majority of the Plan Funds' Boards of Directors, including Rule 12b-1 Directors, or by a vote of a majority of the outstanding shares of the Plan Funds on sixty (60) days' written notice, without payment of any penalty. The Plans or the provisions of this Agreement may also be terminated by any act that terminates the Underwriting Agreement between us and the Plan Funds and/or the management agreement between Franklin Advisers, Inc. or Templeton Galbraith & Hansberger Ltd. and the Plan Funds. In the event of the termination of the Plans for any reason, the provisions of this Agreement relating to the Plans will also terminate.

     Continuation of the Plans and provisions of this Agreement relating to such Plans are conditioned on Rule 12b-1
     Directors being ultimately responsible for selecting and nominating any new Rule 12b-1 Directors.

     Under Rule 12b-1, Directors of any of the Plan Funds have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued.

     Parties to this Agreement who provide services to Plan Funds in the promotion of shares of such Funds should be aware that under Rule 12b-1 Plan Funds are permitted to implement or continue Plans or the provisions of this Agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the board is able to conclude that the Plans will benefit the Plan Funds. Absent such yearly determination the Plans and the provisions of this Agreement relating to the Plans must be terminated as set forth above.

     You agree to waive payment of any amounts payable to you by FTDI under a Plan until such time as FTDI is in receipt of such fee from the Plan Fund.

     The provisions of the management agreement between the Plan Funds and Franklin Advisers, Inc. or Templeton Galbraith & Hansberger Ltd. and its affiliates, and/or of the Underwriting Agreement between the Plan Funds and us, insofar as they relate to Plans are incorporated herein by reference, and shall control in the event of any inconsistency.

g)   Other Distribution Services

     From time to time, FTDI may offer telephone and other augmented services in connection with Transactions under this Agreement. If Bank uses any such service, Bank will be subject to the procedures applicable to the service, whether or not Bank has executed any agreement required for the service.

h)   Additional Terms and Conditions

     i) Delivery of Certificate and Cancellation of Transactions

          FTDI will not accept any conditional Transaction orders. Delivery of certificates or confirmations for shares purchased shall be made by the Fund conditional upon receipt of the purchase price, subject to deduction of any Fee. No certificates will be issued unless specifically requested. If payment is not received within the required time period, the sale may be cancelled without notice or demand, and neither FTDI nor the Fund(s) shall have any responsibility or liability for such a cancellation. Alternatively, the unpaid shares may be sold back to the Fund, and Bank shall be liable for any resulting loss to FTDI or to the Fund(s). You shall assume responsibility for any loss to a Fund(s) caused by a correction made subsequent to trade date, and you will immediately pay such loss to the Fund(s) upon notification.

     ii)  Qualification of Shares

          Except lack of good faith, FTDI shall not be responsible expressly or by implication for the qualification, issuance, form, validity, enforceability, or value of shares of any of the Funds for sale under the laws of any U.S. or foreign jurisdiction. At Bank's request, FTDI will indicate to Bank the states and jurisdictions in which Funds are then qualified for sale. Bank shall be solely responsible for compliance with all legal requirements applicable to (1) those who may sell Fund shares on behalf of Bank, and (2) those to whom such shares are sold. If it is necessary to register or qualify the shares in any foreign jurisdictions in which you intend to offer the shares, it will be your responsibility to arrange for and to pay the costs of such registration or qualification; prior to any such registration or qualification you will notify us of your intent and of any limitations that might be imposed on the Funds and you agree not to proceed with such registration or qualification without the written consent of the Funds and of ourselves. You further agree to indemnify, defend and hold harmless the Principal Underwriter, the Funds, their officers, directors and employees from any and all losses, claims, liabilities and expenses whether or not resulting in any liability to any of them including, but not limited to, violations of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, or any rule or regulation of any government or authorized agency, in the United States or any other country, having jurisdiction over the sale of shares made by you, arising out of the offer and sale by you of shares of the Funds pursuant to this Agreement, any redemption or exchange pursuant to telephone instructions received from you or your agent or employees, or arising out of the breach by you of any of the terms and conditions of this Agreement.

          However, nothing in this Agreement shall be deemed to be a condition, stipulation, or provision binding any person acquiring any security to waive compliance with any provision of the Securities Act of 1933, or of the rules and regulations of the Securities and Exchange Commission, or to relieve the parties hereto from any liability arising under the Securities Act of 1933.

     iii) Prospectus and Sales Materials

          No person is authorized to make any representations concerning shares of the Funds except those contained in the current prospectus, statement of additional information, or printed information issued by such Fund or by FTDI as information supplemental to such prospectus or statement of additional information. FTDI will supply Bank with prospectuses, reasonable quantities of supplemental sales literature, sales bulletins, and additional information as issued.

     iv)  Limit on Advertising

          Bank may not use advertising or sales material relating to any Fund(s) other than materials delivered under
          Section 5(h)(iii) of this Agreement, unless approved in advance in writing by FTDI. Such approval may be withdrawn by us in whole or in part upon notice to you, and you shall, upon receipt of such notice, immediately discontinue the use of such sales literature, sales material and advertising. You are not authorized to modify or translate any such materials without our prior written consent. The use of any advertising material must conform to the requirements of any applicable laws and regulaton any government or authorized agency, in the U.S. or any other country, having jurisdiction over the offering or sale of shares of the Funds.

     v)   Customers

          Customers shall be deemed for all purposes to be Bank's customers and not customers of FTDI. Customer names shall be used by FTDI only for regulatory, servicing, informational, and other mailings in the normal course of Fund business, and may not be sold to others in a list containing names of Bank's Customers only.

6.GENERAL

a)   Successors and Assignments

     This Agreement binds Bank and FTDI and their respective heirs, successors and assigns. Bank may not assign its right and duties under this Agreement without the advance, written authorization of FTDI.

b)   Paragraph Headings

     The paragraph headings of this Agreement are for convenience only, and shall not be deemed to define, limit, or describe the scope or intent of this Agreement.

c)   Severability

     Should any provision of this Agreement be determined to be invalid or unenforceable under any law, rule, or regulation, that determination shall not affect the validity or enforceability of any other provision of this Agreement.

d)   Waivers

     There shall be no waiver of any provision of this Agreement except a written waiver signed by Bank and FTDI. No written waiver shall be deemed a continuing waiver or a waiver of any other provision, unless the waiver expresses such intention.

e)   Sole Agreement

     This Agreement is the entire agreement of Bank and FTDI and supersedes all oral negotiations and prior writings.

f)   Governing Law

     This Agreement shall be construed in accordance with the laws of the State of California, not including any provision which would require the general application of the law of another jurisdiction, and shall be binding upon the parties hereto when signed by us and accepted by you, either by your signature in the space provided below or by your first trade entered after receipt of this Agreement.

g)   Arbitration

     Should any of your concession accounts with us have a debit balance, we may offset and recover the amount owed from any other account you have with us, without notice or demand to you. Either party may submit any dispute under this Agreement to binding arbitration under the commercial arbitration rules of the American Arbitration Association. Judgment upon any arbitration award may be entered by any state or federal court having jurisdiction.

h)   Amendments

     FTDI may amend this Agreement at any time by depositing a written notice of the amendment in the U.S. mail, first class postage pre-paid, addressed to Bank's address given below. Bank's placement of any Transaction order after the effective date of the written notice shall constitute Bank's acceptance of the amendment.

i)   Term and Termination

     This Agreement shall continue in effect until terminated. FTDI or Bank may terminate this Agreement at any time by written notice to the other, but such termination shall not affect the payment or repayment of Fees on Transactions prior to the termination date. Termination also will not affect the indemnities given under this Agreement.

WHEREFORE, the parties, by their duly authorized representatives, have executed this Agreement.

Date:

FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

By:

(Signature)

Name:

Title:

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo, CA 94403-7777
(415) 312/2000
Dealer Services - 800-524-4040
Order Room - 800-227-5041

700 Central Avenue
St. Petersburg, Florida 33701-3628
(813) 823/8712
Account Information - 800-354-9191
Switchboard - 800-237-0738


BANK


(Firm's name)

By:

(Signature)

Name:

Title:

Address:







Telephone:

APPENDIX

Revised as of December 1, 1994

Franklin/Templeton Distributors, Inc. ("FTDI") serves as principal underwriter for the following Funds:

AGE High Income Fund, Inc., Franklin Balance Sheet Investment Fund, Franklin California Tax-Free Income Fund, Inc., Franklin California Tax-Free Trust, Franklin Custodian Funds, Inc., Franklin Equity Fund, Franklin Federal Tax-Free Income Fund, Franklin Gold Fund, Franklin International Trust, Franklin Investors Securities Trust, Franklin Managed Trust, Franklin Municipal Securities Trust, Franklin New York Tax-Free Trust, Franklin New York Tax-Free Income Fund, Inc., Franklin Premier Return Fund, Franklin Strategic Series, Franklin Tax-Advantaged High Yield Securities Fund, Franklin Tax-Advantaged International Bond Fund, Franklin Tax-Advantaged U.S. Government Securities Fund, Franklin Tax-Free Trust, Franklin Strategic Mortgage Portfolio, Franklin/Templeton Global Trust, Franklin Real Estate Securities Fund, all Franklin Money Market Funds, Institutional Fiduciary Trust, Templeton Growth Fund, Inc., Templeton World Fund, Templeton Foreign Fund, Templeton Smaller Companies Growth Fund, Inc., Templeton Global Opportunities Trust, Templeton Developing Markets Trust, Templeton American Trust, Inc., Templeton Real Estate Securities Fund, Templeton Income Fund, Templeton Money Fund, Templeton Institutional Funds, Inc. (Foreign Equity Series, Growth Series, Global Fixed Income Series, Emerging Market Series and Foreign Equity (South Africa
Free) Series), Templeton Global Rising Dividends Fund, Templeton Global Infrastructure Fund, Templeton Americas Government Securities Fund, Franklin/Templeton Japan Fund, and Templeton Variable Products Series Funds (Templeton Bond Fund, Templeton Asset Allocation Fund, Templeton Stock Fund, Templeton Money Market Fund and Templeton International Fund).The following information will assist FTDI in accurately identifying and reporting the source of sales made by you under the Agreement. Compliance is voluntary but strongly encouraged. The information being requested will be used by FTDI solely in connection with its business as principal underwriter under the Agreement.

1. Nature of Firm's Business

Please indicate how you would best describe the nature of your firm's business with FTDI, and if you clear for others, how you would best describe the business of the firms you clear for (check all that apply):

Firm's Clear Business For

Clearing agent for other firms

National Broker/Dealer

Regional Broker/Dealer

Independent Financial Planner

Financial Planning Broker/Dealer

Bank

Bank Affiliated

Insurance Company

Foreign Broker/Dealer

Other, please describe ______________

2. Branch and Rep Listings

You agree to provide FTDI with certain information including the names and addresses of your registered representatives and their representative numbers and branch locations. You also agree to update FTDI with changes to this information on a regular and frequent basis. FTDI agrees not to sell, in whole or in part, this information nor disclose such information except for regulatory purposes, servicing of accounts, or informational, or other mailings which are in the normal course of FTDI or its affiliates' business, or where such disclosure may otherwise be required by law or by any regulatory agency having jurisdiction over FTDI's or its affiliates' business.

Back Office Contact

(The person to contact for branch and rep listings)

By:

(Same as signature on agreement above)
  MUTUAL FUND PURCHASE AND SALES AGREEMENT FOR BANK AFFILIATED
                         BROKER/DEALERS
                   Effective: December 1, 1994

  Franklin/Templeton Distributors, Inc. - Principal Underwriter
         777 Mariners Island Blvd., San Mateo, CA 94404
     700 Central Avenue, St. Petersburg, Florida 33701-3628

           Franklin Divisions Franklin Group of Funds
         777 Mariners Island Blvd., San Mateo, CA 94404
                   415/312-2000   800/632-2350

      500 5th Avenue, 55th Floor, New York, NY 212/869-1776

          Templeton Divisions Templeton Group of Funds
     700 Central Avenue, St. Petersburg, Florida 33701-3628
                   813/823-8712   800/237-0738

  Franklin/Templeton Distributors, Inc., as Principal
Underwriter for the funds in the Franklin Group of Funds and the Templeton Group of Funds, invites the dealer indicated below (hereinafter "you" or "dealer") to participate in the distribution of the shares of any or all funds for which we now, or in the future, serve as principal underwriter (together, hereafter referred to as "we," "our," "us"), subject to the terms set forth below (this "Agreement"). The funds are collectively referred to herein as the "Funds" and listed in the Appendix. This Agreement is cumulative and supersedes any agreement in effect prior to the effective date listed above. Your first trade after receipt of this Agreement shall constitute your acceptance of its term.

  1. You represent that you are a member in good standing of the National Association of Securities Dealers, Inc. ("NASD") and are presently licensed to the extent necessary by the appropriate regulatory agency of any state in which you will offer and sell shares of the Funds. You agree that termination or suspension of your membership with the NASD, or of your license to do business by any state or federal regulatory agency, at any time shall require you to notify us of such action and shall terminate or suspend this Agreement forthwith; or, if you are not a member of the NASD but are a dealer subject to the laws of a foreign country, you agree to conform to the rules of fair practice of such association. This Agreement is in all respects subject to Rule 26 of the Rules of Fair Practice of the NASD, which shall control any provisions to the contrary in this Agreement.

  2. You are to offer and sell shares of each Fund only at the public offering price which shall then be currently in effect. The procedures relating to all orders and the handling of them shall be subject to the terms of the then current prospectus and statement of additional information (hereafter, the "prospectus") and new account application, including amendments, for each such Fund, and our written instructions from time to time.

  3. You agree:

  (a) To act as agent on behalf of your customers in all transactions in shares of the Funds except as provided in paragraph 4 hereof. You shall not have any authority to act as agent for the issuer (the Funds), for the Principal Underwriter, or for any other dealer in any respect, nor will you represent to any third party that you have such authority or are acting in such capacity.

  (b)   To purchase shares only from us or from your customers.

  (c) To enter orders for the purchase of shares of the Funds only from us and only for the purpose of covering purchase orders you have already received from your customers or for your own bona fide investment.

  (d) To maintain records of all sales and redemptions of shares made through you and to furnish us with copies of such records on request.

  (e) To distribute prospectuses and reports to your customers in compliance with the applicable requirements, except to the extent that we expressly undertake to do so on your behalf.

  (f) That you will not withhold placing customers' orders for shares so as to profit yourself as a result of such withholding or place orders for shares in amounts just below the point at which sales charges are reduced so as to benefit from a higher sales charge applicable to an amount below the breakpoint.

  (g) That if any shares confirmed to you hereunder are repurchased or redeemed by any of the Funds within seven business days after such confirmation of your original order, you shall forthwith refund to us the full concession allowed to you on such orders. We shall forthwith pay to the appropriate Fund our share, if any, of the "charge" on the original sale and shall also pay to such Fund the refund from you as herein provided. We shall notify you of such repurchase or redemption within ten days from the date of settlement. Termination or cancellation of this Agreement shall not relieve you or us from the requirements of this subparagraph.

  (h) That if payment for the shares purchased is not received within the time customary for such payment, the sale may be cancelled forthwith without any responsibility or liability on our part or on the part of the Funds, or at our option, we may sell the shares ordered back to the Funds, in which latter case we may hold you responsible for any loss to the Fund or loss of profit suffered by us resulting from your failure to make payment as aforesaid. We shall have no liability for any check or other item returned unpaid to you after you have paid us on behalf of a purchaser. We may refuse to liquidate the investment unless we receive the purchaser's signed authorization for the liquidation.

  (i) That you shall assume responsibility for any loss to a Fund(s) caused by a correction made subsequent to trade date, provided such correction was not based on any error, omission or negligence on our part, and that you will immediately pay such loss to the Fund(s) upon notification.

  (j) That if on a redemption which you have ordered, instructions in proper form, including outstanding certificates are not received within the time customary, the redemption may be cancelled forthwith without any responsibility or liability on our part or on the part of any Fund, or at our option, we may buy the shares redeemed on behalf of the Fund, in which latter case we may hold you responsible for any loss to the Fund or loss of profit suffered by us resulting from your failure to settle the redemption.

  4. In connection with orders for the purchase of shares on behalf of an Individual Retirement Account, Self-Employed Retirement Plan or other retirement accounts, by mail, telephone, or wire, you shall act as agent for the custodian or trustee of such plans (solely with respect to the time of receipt of the application and payments) and shall not place such order until you have received from your customer payment for such purchase and, if such purchase represents the first contribution to such a plan, the completed documents necessary to establish the plan. You agree to indemnify us and Franklin Trust Company and/or Templeton Funds Trust Company for any claim, loss, or liability resulting from incorrect investment instructions received from you which cause a tax liability or other tax penalty.

  5. We will not accept from you any conditional orders for shares of any of the Funds. Delivery of certificates for shares purchased shall be made by the Funds only against constructive receipt of the purchase price, subject to deduction for your concession and our portion of the sales charge, if any, on such sale. No certificates will be issued unless specifically requested.

  6. On each purchase of shares by you from us, the total sales charges and your dealer concessions shall be as stated in each Fund's then current prospectus, subject to NASD rules and applicable state and federal laws. Such sales charges and dealer concessions are subject to reductions under a variety of circumstances as described in the Funds' prospectuses. To obtain these reductions, we must be notified when the sale takes place which would qualify for the reduced charge. Sales charges on the reinvestment of income dividends shall be allocated as stated in each Fund's then current prospectus. If you fail to notify us of the applicability of a reduction in the sales charge at the time the trade is placed, neither we nor any of the Funds will be liable for amounts necessary to reimburse any investor for the reduction which should have been effected.

  7. Redemptions or repurchases of shares will be made at the net asset value of such shares in accordance with the current prospectuses. Except as permitted by applicable law, you agree not to purchase any shares from your customers at a price lower than the redemption or repurchase prices then computed by the Funds. You shall, however, be permitted to sell shares for the account of the record owner to the Funds at the repurchase price then currently in effect for such shares and may charge the owner a fair commission for handling the transaction.

  8. Telephone exchange orders will be effective only for shares in plan balance (uncertificated shares) or for which share certificates have been previously deposited and may be subject to a $5 exchange fee as discussed in the prospectus. You may charge the shareholder a fair commission for handling an exchange transaction. Exchanges from a Fund sold with no sales charge to a Fund which carries a sales charge and exchanges from a Fund sold with a sales charge to a Fund which carries a higher sales charge may be subject to a sales charge in accordance with the terms of each Fund's prospectus.

  9. All orders are subject to acceptance by us and become effective only upon confirmation by us. If required by law, each transaction shall be confirmed in writing on a fully disclosed basis and, if confirmed by us, a copy of each confirmation shall be sent simultaneously to you if you so request. All sales are made subject to receipt of shares by us from the Funds. We reserve the right in our discretion, without notice, to suspend the sale of shares or withdraw the offering of shares entirely. Telephone orders will be effected at the price(s) next computed on the day they are received from you if, as set forth in each Fund's current prospectus, they are received prior to the time the price of its shares is calculated. Orders received after that time will be effected at the price(s) computed on the next business day. Orders for the purchase of 100,000 shares or more of any of the Funds will be effected at an offering price calculated to four decimal places. All orders must be accompanied by payment in U.S. dollars. Orders payable by check must be drawn payable in U.S. dollars on a U.S. bank, for the full amount of the investment.

  10. With respect to Funds offering both shares subject to a front-end sales charge ("Class A Shares") and shares subject to a contingent deferred sales charge ("Class B Shares"), you shall conform to our written compliance standards as we may from time to time provide to you in the future.

  11. You are also invited to participate in the distribution of shares of certain of the Funds which, although sold without or at a reduced sales charge, have adopted a Plan ("Plan Funds") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Plans"). Pursuant to such Plans, to the extent you provide services as specified more fully in or in an attachment to a service agreement between you and the Principal Underwriter, in the promotion of shares of such Plan Funds, you shall be paid a fee as provided for and in effect at any particular time as set forth in the prospectuses for the Plan Funds which have such Plans.

  We shall furnish to the Board of Directors of the Plan Funds, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

  The Plans and provisions of any Agreement relating to such Plans must be approved annually by a vote of the Plan Funds' Directors, including such persons who are not interested persons of the Plan Funds and who have no financial interest in the Plans or any related agreement ("Rule 12b-1 Directors"). The Plans or the provisions of this Agreement relating to such Plans may be terminated at any time by the vote of a majority of the Plan Funds' Boards of Directors, including Rule 12b-1 Directors, or by a vote of a majority of the outstanding shares of the Plan Funds, on sixty (60) days' written notice, without payment of any penalty. The Plans or the provisions of this Agreement may also be terminated by any act that terminates the Underwriting Agreement between us and the Plan Funds, and/or the management agreement between Franklin Advisers, Inc. or Templeton, Galbraith & Hansberger Ltd. or their affiliates and the Plan Funds. In the event of the termination of the Plans for any reason, the provisions of this Agreement relating to the Plans will also terminate.

  Continuation of the Plans and provisions of this Agreement relating to such Plans are conditioned on Rule 12b-1 Directors being ultimately responsible for selecting and nominating any new
Rule 12b-1 Directors.

  Under Rule 12b-1, Directors of any of the Plan Funds have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued.

  Parties to this Agreement who provide services to Plan Funds in the promotion of shares of such Funds should be aware that under Rule 12b-1 Plan Funds are permitted to implement or continue Plans or the provisions of this Agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the board is able to conclude that the Plans will benefit the Plan Funds. Absent such yearly determination the Plans and the provisions of this Agreement relating to the Plans must be terminated as set forth above.

  You agree to waive payment of any amounts payable to you by us under a Fund's Plan of Distribution pursuant to Rule 12b-1 until such time as we are in receipt of such fee from the fund.

  The provisions of the management agreement between the Plan Funds and Franklin Advisers, Inc. or Templeton, Galbraith & Hansberger Ltd. and its affiliates, and/or of the Underwriting Agreement between the Plan Funds and us, insofar as they relate to Plans, are incorporated herein by reference, and shall control in the event of any inconsistency.

  12. We shall have no responsibility for the qualification of, manner of sale, or status of persons selling shares of the Funds under the laws regulating the sale of securities in any U.S. or foreign jurisdiction. We shall not, in any event, be liable or responsible for the issue, form, validity, enforceability and value of such shares or for any matter in connection therewith, and no obligation not expressly assumed by us in this Agreement shall be implied. Nothing in this Agreement, however, shall be deemed to be a condition, stipulation or provision binding any person acquiring any security to waive compliance with any provision of the Securities Act of 1933, or of the rules and regulations of the Securities and Exchange Commission, or to relieve the parties hereto from any liability arising under the Securities Act of 1933.

  13. If it is necessary to register or qualify the shares in any foreign jurisdictions in which you intend to offer the shares, it will be your responsibility to arrange for and to pay the costs of such registration or qualification; prior to any such registration or qualification you will notify us of your intent and of any limitations that might be imposed on the Funds and you agree not to proceed with such registration or qualification without the written consent of the Funds and of ourselves.

  14. No person is authorized to give any information or make any representations concerning shares of the Funds except those contained in the current prospectus, or statement of additional information issued by the Fund or by us as information supplemental to such prospectus or statement of additional information. We will supply prospectuses, reasonable quantities of supplemental sale literature, sales bulletins, and additional information as issued. You agree not to use other advertising or sales material relating to the Funds except that which (a) conforms to the requirements of any applicable laws or regulations of any government or authorized agency in the U.S. or any other country, having jurisdiction over the offering or sale of shares of the Funds, and (b) is approved in writing by us in advance of such use. Such approval may be withdrawn by us in whole or in part upon notice to you, and you shall, upon receipt of such notice, immediately discontinue the use of such sales literature, sales material and advertising. You are not authorized to modify or translate any such materials without our prior written consent.

  15. You further agree to indemnify, defend and hold harmless the Principal Underwriter, the Funds, their officers, directors and employees from any and all losses, claims, liabilities and expenses whether or not resulting in any liability to any of them including, but not limited to, alleged violations of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, or any rule or regulation of any government or authorized agency, in the U.S. or any other country, having jurisdiction over the sale of shares made by you, arising out of the offer and sale by you of shares of the Funds pursuant to this Agreement, any redemption or exchange pursuant to telephone instructions received from you or your agent or employees, or arising out of the breach by you of any of the terms and conditions of this Agreement.

  16. Each party to this Agreement may cancel its participation in this Agreement by giving written notice to the other parties. Such notice shall be deemed to have been given and to be effective on the date on which it was either delivered personally to the other parties or any officer or member thereof, or was mailed postpaid or delivered to a telegraph office for transmission to the other parties at their address as shown herein. This Agreement shall terminate immediately upon the appointment of a Trustee under the Securities Investor Protection Act or any other act of insolvency by you. The termination of this Agreement by any of the foregoing means shall have no effect upon transactions entered into prior to the effective date of termination. A trade placed by you subsequent to your voluntary termination of the Agreement will not serve to reinstate the Agreement. Reinstatement, except in the case of a temporary suspension of a dealer will only be effective upon written notification by us. This Agreement may be amended by us at any time by written notice to you and your placing of an order after the effective date and receipt of notice of any such Amendment shall constitute your acceptance thereof.

  17. Should any of your concession accounts with us have a debit balance, we may offset and recover the amount owed from any other account you have with us, without notice or demand to you. In the event of a dispute concerning any provision of this Agreement, either party may require the dispute to be submitted to binding arbitration under the commercial arbitration rules of the NASD or the American Arbitration Association. Judgment upon any arbitration award may be entered by any state or federal court having jurisdiction. This Agreement shall be construed in accordance with the laws of the State of California, not including any provision which would require the general application of the law of another jurisdiction, and shall be binding upon the parties hereto when signed by us and accepted by you, either by your signature in the space provided below or by your first trade entered after receipt of this Agreement.

Date:

FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

By:
(Signature)

Name:

Title:

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo, CA 94403-7777
(415) 312/2000
Dealer Services - 800-524-4040
Order Room - 800-227-5041

700 Central Avenue
St. Petersburg, Florida 33701-3628
(813) 823/8712
Account Information - 800-354-9191
Switchboard - 800-237-0738



DEALER



(Firm's name)

By:

(Signature)

Name:

Title:

Address:







Telephone:

                            APPENDIX

Revised as of December 1, 1994

Franklin/Templeton Distributors, Inc. ("FTDI") serves as principal underwriter for the following Funds:

AGE High Income Fund, Inc., Franklin Balance Sheet Investment Fund, Franklin California Tax-Free Income Fund, Inc., Franklin California Tax-Free Trust, Franklin Custodian Funds, Inc., Franklin Equity Fund, Franklin Federal Tax-Free Income Fund, Franklin Gold Fund, Franklin International Trust, Franklin Investors Securities Trust, Franklin Managed Trust, Franklin Municipal Securities Trust, Franklin New York Tax-Free Trust, Franklin New York Tax-Free Income Fund, Inc., Franklin Premier Return Fund, Franklin Strategic Series, Franklin Tax-Advantaged High Yield Securities Fund, Franklin Tax-Advantaged International Bond Fund, Franklin Tax-Advantaged U.S. Government Securities Fund, Franklin Tax-Free Trust, Franklin Strategic Mortgage Portfolio, Franklin/Templeton Global Trust, Franklin Real Estate Securities Fund, all Franklin Money Market Funds, Institutional Fiduciary Trust, Templeton Growth Fund, Inc., Templeton World Fund, Templeton Foreign Fund, Templeton Smaller Companies Growth Fund, Inc., Templeton Global Opportunities Trust, Templeton Developing Markets Trust, Templeton American Trust, Inc., Templeton Real Estate Securities Fund, Templeton Income Fund, Templeton Money Fund, Templeton Institutional Funds, Inc. (Foreign Equity Series, Growth Series, Global Fixed Income Series, Emerging Market Series and Foreign Equity (South Africa
Free) Series), Templeton Global Rising Dividends Fund, Templeton Global Infrastructure Fund, Templeton Americas Government Securities Fund, Franklin/Templeton Japan Fund, and Templeton Variable Products Series Funds (Templeton Bond Fund, Templeton Asset Allocation Fund, Templeton Stock Fund, Templeton Money Market Fund and Templeton International Fund).

The following information will assist FTDI in accurately identifying and reporting the source of sales made by you under the Agreement. Compliance is voluntary but strongly encouraged. The information being requested will be used by FTDI solely in connection with its business as principal underwriter under the Agreement.

1. Nature of Firm's Business

Please indicate how you would best describe the nature of your firm's business with FTDI, and if you clear for others, how you would best describe the business of the firms you clear for (check all that apply):

        Firm's Clear Business For

               Clearing agent for other firms

               National Broker/Dealer

               Regional Broker/Dealer

               Independent Financial Planner

               Financial Planning Broker/Dealer

               Bank

               Bank Affiliated

               Insurance Company

               Foreign Broker/Dealer

               Other, please describe ______________

2. Branch and Rep Listings

You agree to provide FTDI with certain information including the names and addresses of your registered representatives and their representative numbers and branch locations. You also agree to update FTDI with changes to this information on a regular and frequent basis. FTDI agrees not to sell, in whole or in part, this information nor disclose such information except for regulatory purposes, servicing of accounts, or informational, or other mailings which are in the normal course of FTDI or its affiliates' business, or where such disclosure may otherwise be required by law or by any regulatory agency having jurisdiction over FTDI's or its affiliates' business.

Back Office Contact

(The person to contact for branch and rep listings)

By:

(Same as signature on agreement above)

95.89/115 (10/94)